UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2007

Xenonics Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Ste 123, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 448-9700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 8, 2007, management and the Audit Committee of the Board of Directors of Xenonics Holdings, Inc., a Nevada corporation (the "Company"), concluded that it is necessary to restate the Company’s consolidated financial statements for the year ended September 30, 2005. During the year ended September 30, 2005, the Company had reported a gain on settlement of litigation of $306,000 attributable to the return of 112,500 shares of common stock to the Company by a former officer of the Company. In the restatement, the litigation settlement will be reported as a capital transaction and not as gain, as previously reported, resulting in an increase of $306,000 in additional paid-in capital for the year ended September 30, 2005. The net loss for the year ended September 30, 2005 will be increased by $306,000, or $.02 per share. This settlement will have no impact on the Company’s shareholders’ equity.
The Company’s consolidated financial statements for the year ended September 30, 2005 were included in the Annual Report on Form 10-KSB for the year ended September 30, 2006 that the Company filed with the Securities and Exchange Commission (the "SEC") on December 15, 2006. The Company will include its restated consolidated financial statements in an amended Annual Report on Form 10-KSB/A that it will file with the SEC as promptly as practicable.
The determination to restate the Company’s consolidated financial statements was made following the receipt of comments from the SEC on these consolidated financial statements. The Company has discussed the matters disclosed above with Eisner LLP, the Company’s independent registered public accounting firm.
On June 13, 2007, the Company issued a press release relating to the restatement of its consolidated financial statements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1 Press release issued by Xenonics Holdings, Inc. on June 13, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits.

Press Release 6-13-2007
Xenonics Holdings Announces Restatement
Related to Settlement of Litigation in Fiscal 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

June 13, 2007	By:	//Richard S. Kay

Name: //Richard S. Kay
Title: Chief Financial Officer

Xenonics Holdings, Inc.

June 13, 2007	By:	//Charles Hunter

Name: //Charles Hunter
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Xenonics Holdings, Inc. on June 13, 2007